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UNITED STATES

SECURITIES EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]

Filed by a Party other than Registrant [  ]

Check the appropriate box:

  [X]  Preliminary Proxy Statement

  [   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  [   ]  Definitive Proxy Statement

  [   ]  Definitive Additional Materials

  [   ]  Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

MINES MANAGEMENT, INC.

(Name of Company as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Company)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)

Title of each class of securities to which transaction applies: None

2)

Aggregate number of securities to which transaction applies: None

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11  (Set forth the amount on which the filing fee is calculated and state how it was determined):  -$0- no fee is payable pursuant to Rule 0-11(c) (ii)

4)  Proposed maximum aggregate value of transaction: n/a

5)  Total fee paid: $-0-

[  ]      Fee paid previously with preliminary materials.

[  ]      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

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4)  Date Filed: n/a

SEC 733A  (3-03)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Mines Management, Inc.

905 West Riverside Avenue, Suite 311

Spokane, Washington 99201

Notice of Annual Meeting of Shareholders

To be Held on June 16, 2005

Dear Shareholder,

We are pleased to invite you to attend our Annual Meeting of Shareholders of Mines Management, Inc., which will be held at 1:30 p.m. local Spokane time on Thursday, June 16, 2005, at the Red Lion Inn at the Park, 303 W North River Drive, Spokane, Washington 99201.  The primary business of the meeting will be to:

•

Amend Article VI of the Amended and Restated Articles of Incorporation to establish a classified board with staggered three year terms.

•

Elect five (5) directors to serve until the next annual meeting of Stockholders and until their respective successors are elected and qualified.

•

Transact such other business as may properly come before the meeting or adjournment thereof.

Only Shareholders of record at the close of business on May 2, 2005, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the Annual Meeting and at any postponements or adjournments thereof.

It is important that your shares be represented at the meeting whether or not you are personally able to attend.  You are therefore urged to complete, date and sign the accompanying Proxy and mail it in the enclosed postage-paid envelope as promptly as possible.  Your Proxy is revocable, either in writing or by voting in person at the Annual Meeting, at any time prior to its exercise.  Thank you for your timely response.

We look forward to seeing you at the Shareholders’ Meeting in June.

Sincerely

Glenn M. Dobbs

President and Chief Executive Officer

MINES MANAGEMENT, INC.

950 W. Riverside, Suite 311

Spokane, Washington 99201

_________________________________

PROXY STATEMENT

Relating to

Annual Meeting of Shareholders

To be held on June 16, 2005

__________________________________

INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of Mines Management, Inc. (the “Company”) to holders of shares of the Company’s no par value Common Stock (the “Common Stock”) in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on June 16, 2005, and any postponements or adjournments thereof  (the “Annual Meeting”), for purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  This Proxy Statement is first being mailed to the Shareholders on or about May 12, 2005.

Management is the record and beneficial owner of 673,797 shares (approximately 6.34%) of the Company’s outstanding Common Stock.  It is management’s intention to vote all of its shares in favor of each matter to be considered by the Shareholders.

PURPOSE OF THE ANNUAL MEETING

Amendment of Articles of Incorporation to Establish a Classified Board

Shareholders will be asked to approve an amendment to Article VI of the Company’s Amended and Restated Articles of Incorporation to establish a classified board of directors with staggered three year terms.

Election of Directors

Shareholders will be asked to elect five directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified.

Other Business

To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

As your vote is important, it is required that you complete and sign the enclosed proxy card and mail it promptly in the posted return envelope provided.  Shares cannot be voted at the meeting unless the owner is present to vote or is represented by Proxy.

VOTING AT ANNUAL MEETING

1.

Record Date.  The Board of Directors of the Company has fixed the close of business on May 2, 2005, as the record date for the purpose of determining Shareholders of the Company entitled to notice of and to vote at the Annual Meeting.  At the close of business on that date, the Company had __________ issued and outstanding shares of Common Stock.  A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting.  Proxies which are submitted but are not voted for or against (whether by abstentions, broker nonvotes, or otherwise) will be treated as present for all matters considered at the meeting.

2.

Solicitation of Proxies.  The accompanying Proxy is solicited on be half of the Board of Directors of the Company, and the cost of solicitation will be borne by the Company.  Following the original mailing of the Proxies and soliciting materials, directors, officers and employees of the Company may, solicit Proxies by mail, telephone, telegraph, or personal interviews.  The Company may request brokers, custodians, nominees, and other record holders to forward copies of the Proxies and soliciting materials to persons for whom they hold shares of the Company and to request authority for the exercise of Proxies.  In such cases, the Company will reimburse such holders for their reasonable expenses.  The Company plans to engage Computershare and EDP to assist in its solicitation effort at an estimated fee of approximately $4,000 and $6,000 respectively.

3.

Revocation of Proxy.  Any Proxy delivered in the accompanying form may be revoked by the person executing the Proxy by written notice to that effect received by the Secretary of the Company at any time before the authority thereby granted is exercised, by execution of a Proxy bearing a later date presented at the meeting, or by the  attendance and vote of such person at the Annual Meeting.

4.

How Proxies will be Voted.  Proxies received by the Board of Directors in the accompanying form will be voted at the Annual Meeting as specified therein by the person giving the Proxy.  If no specification is made with respect to the matters to be voted upon at the meeting, the shares represented by such Proxy will be voted FOR the nominees to the Board of Directors in the election of Directors.  All shares represented by valid Proxy will be voted at the discretion of the proxy holders on any other matters that may properly come before the meeting.  However, the Board of Directors does not know of any matters to be considered at the meeting other than those specified in the Notice of Meeting.

5.

Voting Power.  Shareholders of the Common Stock of the Company are entitled to one vote for each share held.  There is no cumulative voting.

6.

Principal Shareholders.  The following table sets forth information regarding the number and percentage of shares of Common Stock of the Company held by any person known to the Company to be the beneficial owner of more than five percent and each director, each of the named executive officers and directors and officers as a group.

Security Ownership of Certain Beneficial Holders and Management

The following table sets forth certain information as of March 31, 2005 regarding the number and percentage of shares of Common Stock of the Company or any of its parents or subsidiaries beneficially owned (as such terms is defined in Rule 13d-3 under the Exchange Act) by each beneficial holder of more than five percent of the Common Stock and by director, each of the named executive officers and directors and officers as a group:

Name of Beneficial Owner	Amount and nature of Beneficial Ownership	Percent of Class (1)
Glenn M. Dobbs	436,919 shares (2) 900,000 vested options	4.07%
Roy G. Franklin	119,599 shares 85,000 vested options	1.11%
Robert L. Russell	47,279 shares 125,000 vested options	.44%
Jerry G. Pogue	70,000 shares 225,000 vested options	.65%
Russell C. Babcock	-- 50,000 vested options	--
Total of all officers and Directors (5 individuals)	673,797 shares 1,385,000 vested options	6.27%
(1) Based on 10,740,569 shares outstanding at 3/31/05
(2) Include 241,500 shares held of record by Intergold Fund Limited

7.

Quorum and Voting Requirements.  The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting, whether in person or by proxy, constitutes a quorum at the annual meeting.  The holders of outstanding shares of common stock vote as a single class for each of the items presented for approval at this meeting.  Abstentions and broker non-voters are counted as present and entitled to vote for purposes of determining a quorum.  Abstentions and withheld votes for directors will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum exists, but will not be counted as a vote in favor of such matter.  A broker non-vote occurs when a nominee holding shares of common stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions form the beneficial owner.

To be approved, the amendment of the Articles of Incorporation to provide for a classified board must receive more affirmative vote than votes in opposition of the voting power of those shares present in person or by proxy at the meeting and entitled to vote.  Broker non-votes and abstentions on this matter have no impact on this matter.

Directors are elected by a plurality of the votes cast by the holders of the Common Stock meeting at which a quorum is present.  “Plurality” means that the individuals who receive the largest number of votes cast are elected as Directors up to the maximum number of Directors to be chosen at the meeting.  Consequently, any shares not voted (whether by abstentions, broker nonvotes or otherwise) have no impact in the election of Directors, except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. The election of Directors will be accomplished by determining the five nominees receiving the highest total votes.

RECENT MARKET PRICES

Our common stock March 24, 2004 began trading on the American Stock Exchange (AMEX) under the symbol “MGN”. Prior to being listed on AMEX our common stock traded on the OTC Bulletin Board under the symbol “MNMM”. The following table sets forth the range of high and low bid prices as reported by AMEX and the Over-the-Counter Bulleting Board (“OTCBB”) for the periods indicated.  These quotations represent inter-dealer prices, without retail mark-up, markdown or commission, and may not represent actual transactions.

Fiscal Year	High Closing $US	Low Closing $US
2002
First Quarter	.13	.05
Second Quarter	.22	.05
Third Quarter	.83	.15
Fourth Quarter	1.25	.74

2003
First Quarter	2.45	1.83
Second Quarter	1.80	1.20
Third Quarter	3.70	1.33
Fourth Quarter	7.25	3.04

2004
First Quarter	7.80	5.90
Second Quarter	3.45	9.45
Third Quarter	4.10	6.51
Fourth Quarter	4.02	6.50

2005
First Quarter	6.31	3.75
Second Quarter through April 20, 2005	5.81	4.69

As of April 28, 2005 there were _____________ shares of our Common Stock issued and outstanding and held by approximately ____  holders of record.

THE FOLLOWING PROPOSALS ARE SUBMITTED TO THE SHAREHOLDERS FOR CONSIDERATION AT THE ANNUAL MEETING OF SHAREHOLDERS:

1.

APPROVAL OF CLASSIFIED BOARD OF DIRECTORS

Introduction

The Board of Directors has unanimously approved and recommends that the shareholders approve an amendment to the Company’s articles of incorporation to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office.

Description of Proposal

In accordance with articles of incorporation and bylaws of the Company, the Board of Directors had established the number of directors as five.  Each director holds office for a one-year term until the succeeding annual meeting and thereafter until the director’s successor is elected and qualified.  Idaho law permits corporations to have classified boards of directors.

The adoption of this Proposal 1 will divide the Board of Directors into three classes. If this proposal is approved, it is currently intended that Mr. Russell C. Babcock will be a Class I director, with his initial term expiring at the annual meeting in 2006; Messrs. Robert L. Russell and Jerry G. Pogue will be Class II directors, with their initial terms expiring at our annual meeting in 2007; and Messrs. Glenn M. Dobbs and Roy G. Franklin will be Class III directors, with their initial terms expiring at our annual meeting in 2008.  Each director will hold office until his or her successor has been duly elected and qualified.  At each annual meeting of shareholders after their initial election, each director elected to succeed a director whose term has expired will be elected for a tem of office to expire at the third succeeding annual meeting of shareholders after his or her election, with each director to hold office until his or her successor shall have been duly elected and qualified.

Advantages of a Classified Board

The Board of Directors believes that the staggered three-year term of a classified board, with its election of approximately one-third of the directors each year, will help to assure the continuity and stability of the Company's long-term policies in the future, since a majority of the directors at any given time will have prior experience as directors of the Company. This permits more effective long-term strategic planning.

In addition, the Board of Directors believes that the proposal will assist it in protecting the interests of the Company's shareholders in the event of an unsolicited offer for the Company.  The Company is not aware of any attempted bids at this time.  Management has no current plans to propose anti-takeover measures in future proxy solicitations.  Rather the Board of Directors wishes to protect shareholder investments in the Company by ensuring that unsolicited bidders will not be in a position to place undue pressure on the Board of Directors or shareholders.  The Board of Directors believes that the existence of a classified board will encourage any potential acquirer to negotiate directly with the Board, thereby giving the Board added leverage in such negotiations.

Disadvantages of a Classified Board

Because of the additional time required to change control of the Board of Directors , a takeover bidder will not be able to take action to remove other impediments to its acquisition of the Company. Even if the takeover bidder were to acquire a majority of our outstanding voting stock, it will tend to discourage certain takeover bids, perhaps including some takeover bids that shareholders may believe would be in their best interests. The proposed classified board amendments will also make it more difficult for the shareholders to change the composition of the Board of Directors even if the shareholders believe such a change would be desirable.

Board Recommendations

The Board of Directors unanimously recommends that shareholders vote FOR this Proposal 1 to amend the Company's articles of incorporation to provide for a classified Board of Directors.

2.

 ELECTION OF DIRECTORS

At the meeting, five (5) Directors are to be elected who shall hold office until the next annual stockholders meeting for the staggered terms listed below or until their respective successors shall have been elected and qualified.

Glenn M. Dobbs

Roy G. Franklin

Robert L. Russell

Jerry G. Pogue

Russell C. Babcock

Please see Proposal 1 regarding the Company’s proposal to adopt a classified board.  If a classified board is adopted, our directors are expected to have the terms of office set forth and described in Proposal 1.

The Proxies appointed in the accompanying Proxy intend to vote, unless directed to the contrary therein, in their discretion, for the election to the Board of Directors of the five persons named below, all of whom management believes are willing to serve the Company in such capacity.  However, if any nominee at the time of election is unable or unwilling to serve, or is otherwise unavailable for election, such that substitute nominees are designated, the Proxies in their discretion intend to for all or a lesser number of such other nominees.

The nominees for Directors, together with certain information with respect to them, are as follows:

Name	Age	Year First Became A Director	Common Shares Owned Beneficially, Directly or Indirectly, as of March 31, 2005
Glenn M. Dobbs	61	2003	436,919
Roy G. Franklin	69	1988	119,599
Robert L Russell	71	1999	42,279
Jerry G. Pogue	63	1999	70,000
Russell C. Babcock	68	2004	--

Glenn M Dobbs is the President and Chief Executive Officer of Mines Management, Inc., with broad experience in international finance, investment banking, natural resource financing and as a business development consultant. He has been President and CEO for MMI from 2003 to the present.  Prior to joining MMI Mr. Dobbs was the Managing Director of the InterGold (Hedge Fund) from 1996 to 2003.   Mr. Dobbs was the founder of the Alpha Commodities Fund in 1976, founder and Board Chairman of First American Bank in 1978, Dallas regional manager for Monex International, founder of the InterGold (Hedge) Fund in 1996, and a former member of the Washington State House of Representatives.  Mr. Dobbs has written and lectured extensively on precious metals sector investing, resource development and financing.

Roy G. Franklin is a certified public accountant with 38 years experience specializing in small company administration and finance.  He was formerly a director of Heidelberg Silver Mining Company and was a principal in the accounting firm of Oswalt, Teel, and Franklin, P.S. until June of 2003, when he retired.  Since his retirement, he has served as a consultant for several businesses in the Tri-Cities area of Washington.

Robert L. Russell, a Professional Engineer, has served as President and Director of Idaho General Mines, a publicly held metals exploration company, since reactivation in 2003.  From September 1998 to 2004, Mr. Russell provided mining management consulting services through his consulting company, R.L. Russell Associates.  Prior to 1998, Mr. Russell has held positions with Exxon Minerals and Freeport McMoRan Copper and Gold, where he served as Vice President of Mining.  Mr. Russell acted as General Manager of Freeport’s Indonesian operations, which have become the largest gold mine in the world.  From 1995 to 1998 Mr. Russell was employed by Zambia Consolidated Copper Mines, most recently as General Manager of the Nchanga Division. In that position Mr. Russell was responsible for all functions of two operating mines and several metallurgical facilities. Under Mr. Russell, the Nchanga Division had 8700 employees and produced 150,000 tons of copper and 3500 tons (about 12% of the world’s supply) of cobalt per year.

Jerry G. Pogue is a businessman with an extensive background in the management and financing of junior resource companies.  Mr. Pogue has been a self employed Financial Consultant since 1995 in the mining sector. He has managed a large sales organization, has worked as a highly successful stockbroker and investment analyst, and has financed and managed a number of companies in the resource and technology sectors.  He frequently lectures at international mining investment conferences.

Russell C. Babcock received a B.S. degree from Lawrence College, Appleton, Wisconsin, in 1957 and an M.S. degree from the University of Wisconsin, Madison, in 1959.  He joined Kennecott’s exploration subsidiary, Bear Creek Mining Company, part time in 1956 and full time in 1959 as an exploration geologist.  He was appointed Director of Exploration for Kennecott in Salt Lake City in January, 1986.  In November, 1990, he became Chief Geologist for Kennecott.  Mr. Babcock retired from Kennecott in 1994 and is currently a consulting economic geologist, specializing in exploration for and evaluation of base and precious metal deposits worldwide.  In 2003 he was the recipient of the Society for Mining Metallurgy, and Exploration Ben Dickerson Award.

Board Committees

Roy B. Franklin, Russell C. Babcock, and Jerry G. Pogue comprise the Audit Committee, with Roy B. Franklin the Chairman and an “audit committee financial expert” within the rules adopted by the Securities and Exchange Commission. Each member of the audit committee meets the independence and experience requirement of the American Stock Exchange. The Audit Committee members were appointed on June 18, 2004. The audit committee engages the independent certified public accountants to audit the annual financial statements, discusses with the auditors and approves in advance the scope of the audit, reviews with the independent auditors their independence, the financial statements and their audit report, reviews management's administration of the system of internal accounting controls, and reviews the Company's procedures relating to business ethics.  The audit committee charter was adopted June 18, 2004 by the Board of Directors and can be viewed on our web site www.minesmanagement.com under the heading Governance.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2004, with the Company’s management.  The Audit Committee has discussed with LeMaster and Daniels PLLC, the Company’s independent auditor, matters required to be discussed by Statement of Auditing Standards No. 61 (Communications with Audit Committees), as amended.

The Audit Committee has also received a letter from LeMaster and Daniels discussing significant matters and disclosures related to the conduct of the annual audit required by Independence Board Standard No. 1  (Independence Discussions with Audit Committee), and the Audit Committee has discussed the independence of LeMaster and Daniels, with that firm.

Based on the Audit Committee’s review and discussion mentioned above, the Audit Committee recommended to the Board that the Corporation’s audited financial statements be included in the Company’s Annual Report and 10KSB for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

The Audit Committee has appointed LeMaster and Daniels, PLLC, as the Company’s independent auditor for the fiscal year 2005.  LeMaster & Daniels has served as the Company’s independent auditors  since 2001. Representative of  LeMaster and Daniels, are expected to be present at the Annual Meeting with the opportunity to make statements and respond to appropriate questions from shareholders present at the meeting. Under the Sarbanes-Oxley Act of 2002, the Audit Committee has the sole responsibility to appoint the independent auditors for the Company.  Therefore, the Company is not submitting the selection of LeMaster and Daniels, PLLC, to our shareholders for ratification.

Audit Fees

The aggregate fees billed for professional services rendered by the Company’s principal accountant for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2004 and 2003 were $16,500 and $26,800 respectively.

Tax Fees

The Company incurred fees totaling $3000 and $1500 during the fiscal years ended December 31, 2004 and 2003, respectively, for the professional services rendered by the Company’s principal accountant for tax compliance, tax advice and tax planning.

All Other Fees

The Company incurred no other fees during the last two fiscal years for products and services rendered by the Company’s principal accountant.

The nominating committee is made up of Russell C. Babcock, Roy B. Franklin, and Jerry Pogue.  This Nominating Committee was appointed by the Board of Directors on January 18, 2005.   The Nominating Committee charter is attachment 99iii to our 2004 10KSB filing, and is also available on our Website www.minesmanagement.com under the heading Governance.

The Compensation Committee, which was appointed in 2004, is composed of Directors, Franklin, Babcock, and Pogue. The revised Compensation Committee charter was adopted by the board of directors on January 18, 2005.  The Compensation Committee charter is attachment 99iii to our 2004 10KSB filing, and is also available on our Website www.minesmanagement.com under the heading Governance.

Compensation of Directors

Each director receives $250 for each Board Meeting he attends, plus expenses and have received stock options in the past in varying amounts depending generally on their length of service ad time spent on the affairs of the Company.  During 2004 the Company had one board meeting attended by all directors.

Code of Business Conduct and Ethics

The Corporation has adopted a Code of Business Conduct and Ethics, which applies to all directors, officers, and employees in 2003.  The text can be found on our Website www.minesmanagement.com under the heading Governance.

Director Communications

Shareholders or other interested parties wishing to communicate with the presiding director or with the non-management directors as a group, may do so by delivering or mailing the communication in writing to: Presiding Director c/o Corporate Secretary,  Mines Management , Inc., 905 W. Riverside, suite 311, Spokane, WA 99201.  Concerns relating to accounting, internal controls, or auditing matters are immediately brought to the attention of the Company’s auditor and handled in accordance with procedures established by the Audit Committee with respect to such matters.

COMPENSATION OF DIRECTORS AND OFFICERS

A summary of cash and other compensation for the Company’s President and Chief Executive Officer for each of the Company’s last completed three fiscal years is as follows:

Summary Compensation Table

President and Chief Executive Officer

Annual Compensation			Awards
Name and Principal Position	Year	Salary ($)	Restricted Stock Awards (1) ($)	Securities Underlying Options/SARs(#)	All Other Comp. ($)
William R. Green President	2002 2003 2004	$13,649 $20,000 $0	$30,000 $0 $0	100,000 -0- -0-	$0 $40,000 $60,000

Glenn M. Dobbs President and Chief Executive Officer (1)	2002 2003 2004	$0 $70,000 $143,333	$0 $0 $0	100,000 600,000 250,000	$0 $0 $0
(1) Note: The Company’s President, Glenn M. Dobbs, receives an annual base salary of $180,000.

Option/SAR Grants In Last Fiscal Year

Individual Grants in 2004

Name	Number of Securities Underlying Options/ SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date

Glenn M. Dobbs	250,000	31.1%	$4.65	May 2, 2009

Director Compensation For Last Fiscal Year

During the fiscal year ended December 31, 2004 each of the Company’s non-employee directors was awarded stock options as set forth in the following table.

Number of Shares Granted	Optionee	Option Price	Option Period	Expiration

50,000	Roy Franklin	$4.65 per share	5 years	May 2, 2009
100,000	Jerry Pogue	$4.65 per share	5 years	May 2, 2009
50,000	Robert L. Russell	$4.65 per share	5 years	May 2, 2009
25,000	Russell Babcock	$4.65 per share	5 years	May 2,2009
225,000	Total	$4.65 per share	5 years	May 2, 2009

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 15, 2003 the Company entered onto a severance agreement with Dr. William R. Green. Dr. Green had served as the President of the Company since 1965. Under the terms of the severance agreement, Dr. Green remained an employee of the Company until April 30, 2003 to assist in the transition of the new President and Chief Executive Officer and is entitled to receive $60,000 per year, payable in monthly installments, until April 30, 2006.

Douglas Dobbs, son of Glenn Dobbs, President and a director of the Company, is employed by the Company as Director of Corporate Development and Investor Relations. Douglas Dobbs was employed by the Company prior to Glenn Dobbs becoming an officer or director of the Company.  During the year ended December 31, 2003 Mr. Dobbs received a salary of  $52,000 and was granted 40,000 options exercisable for 5 years at the then market price of $1.60 per share. During the year ending December 31, 2004 Mr. D. Dobbs received a salary of $65,400 and was granted 150,000 options exercisable for 5 years at the then market price of $4.65 per share.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR each nominee to the Board of Directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Compliance with Section 16(a) of the Exchange Act

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Section 240.16a-3 during the most recent fiscal year, and Form 5 and amendments thereto furnished to the Registrant with respect to the most recent fiscal year, no person who at any time during the fiscal year was a director, officer, or beneficial owner or more than ten percent of any class of equity securities of the Company failed to file on a timely basis, as disclosed in the above Forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years, except William R. Green (one report, 1 transaction), Glenn Dobbs (one report, 4 transactions), Robert L  Russell (one report, 8 transactions) and Jerry Pogue (one report, 9 transactions).

ADDITIONAL SHAREHOLDER INFORMATION

Shareholder Proposals for the 2005 Annual Meeting

The Company will review shareholder proposals intended to be included in the Company’s proxy material for the 2006 Annual Meeting of Shareholders which are received by the company at its principal executive offices no later than December 15, 2005. Such proposals must be submitted in writing and should be sent to the attention of the Secretary of the Company.  The Company will comply with Rule 14a-8 of the Exchange Act with respect to any proposal that meets its requirements.

Annual Report

The Company’s Annual Report is being mailed to all Shareholders with this Proxy Statement.  The Annual Report is not part of the proxy solicitation materials for the Annual Meeting.  In addition, a Shareholder of record may obtain a copy of the Company’s 10KSB for the fiscal year ended December 31, 2004 (the “Form 19KSB”), without cost, upon written request to the Secretary of the Company at the following address: 905 W. Riverside Ave., Suite 311, Spokane, WA 99201.  The Company’s Form 10KSB may also be accessed at SEC’s website at www.sec.gov.

Other Business

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above.  However, should other business properly be brought before the Annual Meeting, the proxies will be voted thereon at the discretion of the persons acting thereunder.

By Order of the Board of Directors

Glenn M Dobbs, President and Chairman

Appendix A

Classified Board Provision for Articles of Incorporation

Article VI

The Board of Directors of this corporation shall consist of five (5) directors; provided, however, that, except as otherwise provided in this Article VI, the number of directors shall not be less than [three] or more than [seven].  The number of directors constituting the Board of Directors of this corporation may be increased of decreased from time to time in the manner specified in the Bylaws.  The directors shall be divided into three classes designated as Class I, Class II and Class III.  Each class shall consist, as nearly as may be possible, of one-third of the number of directors constituting the entire Board of Directors.  The term of office of the initial Class I directors will expire in 2006, the term of office of the initial Class II directors will expire in 2007 and the term of office of the initial Class III directors will expire in 2008.  Initial class assignments shall be determined by the Board of Directors.  At each annual meeting of stockholders, successors to the directors whose terms expired at that annual meeting shall be elected for a three-year term.  If the number of directors changes, any increase or decrease shall be apportioned among the classes such that the number of directors in each class shall remain as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director.  A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and qualified, subject, however, to such director’s prior death, resignation, retirement, disqualification or removal from office.

PROXY

Mines Management, Inc.

950 W. Riverside, Suite 311

Spokane, WA 99201

The undersigned hereby appoints Glenn M. Dobbs and Roy Franklin, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of Mines Management, Inc. held on record by the undersigned on May 2, 2005 at the 2005 Annual Meeting of Shareholders to be held on June 16, 2005, or any adjournment thereof.

1. Amendment of the Articles of Association to adopt a classified Board.

____Yes   ____No ____Abstain

2. Election of Directors (check one)

_______  For each nominee listed below

(To withhold authority for proxies to vote for any Nominee please cross out such persons name)

Glenn M. Dobbs

Roy G. Franklin

Robert L. Russell

Jerry Pogue

Russell C. Babcock

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Yes

____

No

____

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each proposal.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED:

DATED:

SIGNED:

SIGNED:

(Print Name)

(Print Name)

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE